UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2011

TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Biscayne Tower

2 South Biscayne Boulevard, Suite 2800

Miami, Florida 33131

(Address of principal executive office)

Registrant’s telephone number, including area code: (305) 961-3200

Copies of all communications to:

Terremark Worldwide, Inc.

One Biscayne Tower

2 South Biscayne Boulevard

Suite 2800

Miami, FL 33131

(305) 961-3200

Attn: Adam T. Smith, Chief

Legal Officer

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 22, 2011, Terremark Worldwide, Inc. (“Terremark”) issued a press release announcing the hearing date for the proposed settlement of the previously disclosed stockholder litigation regarding the acquisition of Terremark by Verizon Communications Inc. A copy of the press release as well as the related Stipulation and Agreement of Compromise and Settlement and Notice of Pendency and Proposed Settlement of Shareholder Litigation are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Terremark Worldwide, Inc. on April 22, 2011

99.2	Stipulation and Agreement of Compromise and Settlement, dated April 2, 2011

99.3	Notice of Pendency and Proposed Settlement of Shareholder Litigation, dated April 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.

Date: April 22, 2011	By:	/s/ Adam T. Smith
Adam T. Smith
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Terremark Worldwide, Inc. on April 22, 2011

99.2	Stipulation and Agreement of Compromise and Settlement, dated April 2, 2011

99.3	Notice of Pendency and Proposed Settlement of Shareholder Litigation, dated April 18, 2011